Supplement to Fidelity's New York Municipal Funds
March 25, 2000 Prospectus

On January 18, 2001, the Board of Trustees of Spartan New York Municipal Income Fund authorized the adoption of a redemption fee of 0.50% of the amount redeemed on shares purchased after April 16, 2001 that are held for less than 30 days.

The following information replaces similar information found in the "Fee Table" section on page 8.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days that are purchased after April 16, 2001 (as a % of amount redeemed)
for Spartan NY Municipal Income only	0.50%
Exchange fee
for Spartan NY Municipal Money Market onlyA,B	$5.00
Wire transaction fee
for Spartan NY Municipal Money Market onlyA	$5.00
Checkwriting fee, per check written
for Spartan NY Municipal Money Market onlyA	$2.00
Account closeout fee
for Spartan NY Municipal Money Market onlyA	$5.00
Annual account maintenance fee (for accounts under $2,000)	$12.00

A The fees for individual transactions are waived if your account balance at the time of the transaction is $50,000 or more.

B You will not pay an exchange fee if you exchange through any of Fidelity's automated exchange services.

The following information replaces the first two paragraphs under the heading "Selling Shares" in the "Buying and Selling Shares" section beginning on page 19.

The price to sell one share of New York Municipal Money Market or Spartan New York Municipal Money Market is the fund's NAV. The price to sell one share of Spartan New York Municipal Income is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

NYS-01-02 March 16, 2001
1.475779.107

Spartan New York Municipal Income will deduct a short-term trading fee of 0.50% from the redemption amount (or from your account if you have written a check) if you sell your shares after holding them less than 30 days. Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

The following information replaces the seventh bullet under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 20.

  If you sell shares by writing a check, the NAV and any applicable short-term trading fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

The following information replaces similar information found in the "Account Features and Policies" section beginning on page 22.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each calendar year. Accounts opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1 of that calendar year if those accounts use regular investment plans.

If your account balance falls below $10,000 for Spartan New York Municipal Money Market, $2,000 for New York Municipal Money Market, or $5,000 for Spartan New York Municipal Income (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed and, for Spartan New York Municipal Money Market, the $5.00 account closeout fee will be charged.

The following information replaces similar information found in the "Fund Management" section on page 30.

George Fischer is vice president and manager of Spartan New York Municipal Income, which he has managed since July 2000. He also manages other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as a research analyst and manager.